Exhibit 10.19

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT TO CODE	PAGE OF PAGE
		1	2

2. AMENDMENT MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

0014		12/19/2006

6. ISSUED BY	CODE	A900065-ARC	7. ADMINISTERED BY (if other than Item 8)	CODE	AS055-ARO
ASO 55 LOGISTICS CONTRACTING TEAM			ASO 55 LOGISTICS CONTRACTING TEAM
P.O. BOX 20636			P.O. BOX 20636
ATTN: ASO 55			ATTN: ASO 55
ATLANTA GA 30320			ATLANTA GA 30320

8. NAME AND ADDRESS OF CONTRACTOR			9a AMENDMENT OF SOLICITATION NO.
☑
LANDSTAR EXPRESS AMERICA
13410 SUTTON PARK DR S			9b DATED (SEE ITEM 11)
JACKSONVILLE FL 32224
☑ 10a MODIFICATION OF CONTRACT/ORDER NO.
DTFA06-03-D-01715

10b DATED (SEE ITEM 13)

CODE		FACILITY CODE	10/01/2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered soliciation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(if required)	$0.00
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☑	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:

☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☑ is required to sign this document and provide ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION
This modification is hereby created to extend contract performance for six months , beginning January 1,2007 through June 30,2007, with an option to extend an additional six months beginning July 1,2007 through December 31, 2007, if necessary.
The contractor is to provide transportation and accessorial necessary to fulfill requirements of the U.S. Department of Transportation/Federal Aviation Administration (DOT/FAA), and other government agencies with which agreements or understanding are executed with the DOT/FAA for air, land and sea transportation of supplies and resources needed to respond to Presidentially-declared emergencies within the United States and its territories and possessions. The contractor also may be used to provided such services in continued...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, 95 as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Stephen J. Jones V.P. Corporate Operations		Phyllis Thames

I5B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. CONTRACT AUTHORITY	16C. DATE SIGNED
	12-20-2006		12-20-2006

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	Page 2 of 2
DTFA06-03-D-01715/0014

NAME OF OFFEROR OR CONTRACTOR
LANDSTAR EXPRESS AMERICA

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

emergencies not declared by President decree, including pre–positioning of assets before declaration of emergencies. Movement of material may include special handling of unique and unusually large sites and quantities of equipment and commodities

All other terms and condition of the basic contract remain unchanged.

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